UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2009

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                    1-10026                    14-0462060
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

         1373 Broadway, Albany, New York                           12204
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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                                TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Appointment of Certain Officers; Compensation Arrangement of Certain Officers

Item 9.01         Exhibits

Item 5.02 Departure of Directors or Principal Officers; Appointment of Certain Officers; Compensation Arrangement of Certain Officers

On June 30, 2009, the Board of Directors of Albany International Corp. elected Michael K. Burke (a) as a Senior Vice President of the Company, effective July 8, 2009, and (b) as the Company's Chief Financial Officer, effective upon the close of business on August 7, 2009. A copy of the Company's press release announcing Mr. Burke's appointment is filed with this report as Exhibit 99.1.

The material terms of Mr. Burke's compensation are set forth in the document entitled "Summary of Burke Compensation Terms" which is filed with this report as Exhibit 99.2 and is incorporated herein by reference. The initial restricted stock unit award agreement described in such Summary is also filed with this report as Exhibit 10(l) (vii). The Company and Mr. Burke have also entered into a Severance Agreement in the form attached as Exhibit 10(o) (xiii).

Item 9.01               Financial Statements and Exhibits

Exhibit 10(l) (vii)     Michael Burke Restricted Stock Unit Award Agreement
                        (filed herewith)

Exhibit 10(o) (xiii)    Severance Agreement between Albany International Corp.
                        and Michael Burke (filed herewith)

Exhibit 99.1            Press Release dated June 30, 2009

Exhibit 99.2            Summary of Burke Compensation Terms (filed herewith)


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALBANY INTERNATIONAL CORP.

                                    By: /s/ Joseph G. Morone
                                        ----------------------------------------
                                    Name: Joseph G. Morone
                                    Title: President and Chief Executive Officer
                                    (Principal Financial Officer)

                                    Date:   July 2, 2009